Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September , 2024, by and among Collab Z Inc., a Nevada corporation (the “Company”), and the undersigned (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Purchasers desire to purchase, and the Company desires to sell, up to _____ shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

1.	PURCHASE OF SHARES

1.1.	Purchase of Shares

Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser at the Closing, and the Purchaser agrees to purchase at the Closing, that number of Shares set forth on the signature page hereto (the “Purchase Price”).

1.2.	Repurchase

In the event that the Company shall not have completed an initial public offering of its Common Stock registered under the Securities Act of 1933, as amended (the “Securities Act”), on or before 36 months from the purchase date of the Shares, then at the option of the Company, the Company shall repurchase the Shares from the Purchaser for the purchase price of such Shares..

2.	CLOSING

2.1.	Closing

Upon the terms and subject to the satisfaction or waiver of all of the conditions to closing set forth in this Agreement, the closing (the “Closing”) of the purchase and sale of the Shares shall take place at the offices of Sichenzia Ross Ference Carmel LLP, 1185 6th Ave 31st Fl, New York, NY 10036, or at such other location as the Company and the Purchaser may mutually agree upon. The Closing Date for any Shares shall be the date indicated on the applicable Purchaser signature pages attached hereto

2.2.	Closing Deliveries

(a) Deliveries by the Purchaser. At the Closing, the Purchaser shall deliver to the Company the following:

the Purchase Price, by wire transfer of immediately available funds to the account designated in writing to the Purchaser by the Company for such purpose;

(b) Deliveries by the Company. At the Closing, the Company shall deliver to the Purchaser the following: a stock certificate evidencing the Shares (the “Share Certificate”) registered in the name of the Purchaser.

3.	COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Purchaser that:

3.1.	Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

3.2.	Authorization

The execution, delivery and performance of this Agreement by the Company, the fulfillment of and compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Company, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3.	Title to Shares

The Shares have been duly authorized and, upon payment by the Purchaser of the Purchase Price and delivery by the Company to the Purchaser of the Share Certificate pursuant to the terms hereof, the Shares will be validly issued and fully paid and nonassessable, and the Purchaser will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Purchaser or any restrictions created by federal or state securities laws).

3.4.	Non-Contravention

The issuance and sale by the Company of the Shares does not conflict with the articles of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

4.	PURCHASER REPRESENTATIONS AND WARRANTIES

The Purchaser hereby represents and warrants to the Company that:

4.1.	Organization and Standing; Legal Capacity

If the Purchaser is a partnership, corporation, trust or other entity or association (an “Entity”), the Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation and has all requisite power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. If the Purchaser is a natural person, the Purchaser has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

4.2.	Authorization; Binding Obligation

If the Purchaser is an Entity, the execution, delivery and performance of this Agreement by the Purchaser, the fulfillment of and the compliance with the respective terms and provisions hereof, and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other action on the part of the Purchaser (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Purchaser, this Agreement will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3.	Non-Contravention

The purchase by the Purchaser of the Shares does not conflict with the organizational documents of the Purchaser or with any material contract by which the Purchaser or its property is bound, if the Purchaser is an Entity, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or the Purchaser’s property.

4.4.	Purchase Entirely for Own Account

The Shares to be received by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares to be received by the Purchaser.

4.5.	Investment Experience and Access to Information

(a) The Purchaser can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Shares. If the Purchaser is an Entity, the Purchaser also represents it has not been organized solely for the purpose of acquiring the Shares.

(b) The Purchaser has been furnished all information the Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Company regarding the business, operations, financial condition, assets and liabilities of the Company and the terms and conditions of the offering of the Shares.

4.6.	Restricted Shares

The Purchaser understands and acknowledges that the Shares being acquired pursuant hereto are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act, except in certain limited circumstances. The Purchaser is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7.	Legends

The Purchaser understands and acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE SECURITIES ACT.”

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

4.8.	Accredited Purchaser

The Purchaser is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

5.	MISCELLANEOUS

5.1.	Confidentiality

The Purchaser agrees that, except with the prior written consent of the Company, the Purchaser shall at all times hold in confidence and trust and not use or disclose any confidential information of the Company provided to or learned by the Purchaser in connection with this Agreement. Notwithstanding the foregoing, the Purchaser may disclose any confidential information of the Company (i) as required by any court or other governmental body, provided that the Purchaser provides the Company with prompt notice of such court order or requirement to the Company to enable the Company to seek a protective order or otherwise to prevent or restrict such disclosure or (ii) discussing or using such confidential information if the same hereafter is in the public domain (other than as a result of a breach of this Agreement).

5.2.	Notices

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

Collab Z Inc.

29 Orinda Way, #536

Orinda, CA 94563

Attention: Qian Wang, Chairman

with a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP

1185 6th Ave 31st FL

New York, NY 10036

Attention: Ross David Carmel, Esq.

Matthew Siracusa, Esq.

If to the Purchaser, to:

The address appearing on the signature page hereof.

5.3.	Assignment; Successors and Assigns

This Agreement and the rights granted hereunder may not be assigned by the Purchaser without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

5.4.	Third Party Beneficiaries

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement and provided that the Underwriters shall be a third party beneficiary of this Agreement.

5.5.	Entire Agreement

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

5.6.	Amendments

This Agreement may be amended or modified only by an agreement in writing signed by both parties hereto.

5.7.	No Implied Waivers; Remedies

No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

5.8.	Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURTS FOR ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

5.9.	Waiver of Trial by Jury

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN

THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.10.	Headings

The headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

5.11.	Severability

If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

5.12.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Signatures on following page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COLLAB Z INC.

By:	/s/
Name:	Qian Wang
Title:	Chairman

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.	PURCHASER: Signature of Purchaser or Authorized Signatory Signature of Co-Purchaser (if any)

ADDITIONAL INFORMATION TO BE COMPLETED BY PURCHASER:
(Please print or type)

Name of Purchaser:

Name of Co-Purchaser (if any):
Circle one: joint or co-tenant

Purchase Price:

Name of Authorized Signatory (if applicable):

Capacity:

Purchaser’s Residence/Business Address:

Telephone:

Facsimile:

Purchaser’s Mailing Address (if different):

Telephone:

Facsimile:

Purchaser’s Taxpayer ID/Social Security Number: